                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


2001 Annual Shareholder Report
------------------------------
- Delaware Retirement Income Fund
- Delaware Small Cap Contrarian Fund

Dear Shareholder:

December 11, 2001

Recap of Events - Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. A long decline in U.S. corporate profits, which began last autumn, deepened following the terrorist attacks in New York and Washington, D.C. and has prolonged a year-long economic slide.

It has also become clear that September 11 may have been a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Major stock indexes have made an impressive recovery since September 11. As of November 30, 2001, the Dow Jones Industrial Average had gained +19.6% from its low point on September 21, and +10.4% since the re-opening of the New York Stock Exchange on September 17. Likewise, the Nasdaq Composite Index had gained +35.8% from its September 21 low and +22.2% since September 17.

Delaware Retirement Income Fund returned +3.87% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended November 30, 2001, beating the -12.21% drop of its benchmark, the S&P 500 Index. The Fund's peer group, as measured by the Lipper Income Funds Average, gained +2.53% for the same year.

Throughout the fiscal year ended November 30, 2001, small-cap value stocks fared much better than the broad market. In fact, most small-cap value mutual funds posted positive performance during the 12-month period. Delaware Small Cap Contrarian Fund returned +24.42% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended November 30, 2001. Its benchmark, the Russell 2000 Value Index, gained +18.99% for the same year while the Lipper Small Cap Value Funds Average gained +20.16%.

In late November, the non-profit National Bureau of Economic Research (NBER), the quasi-official arbiter of U.S. economic recessions, declared that the current economic downturn in America is a recession. The NBER's business cycle dating committee, comprised of six academic economists, tabbed March 2001 as the start of the recession. The NBER's call made it exactly 10 years between U.S. recessions and ended the longest expansionary period since the group began keeping records in 1854.

The good news on the economic front is that some signs already point to recovery, and much has been done in the past year to help steer the U.S. economy toward growth. The U.S. Federal Reserve Board has been cutting interest rates since January 2001, while the fiscal stimulus passed by Congress this year has reached monumental levels. These noteworthy efforts have occasionally prompted comparisons to the U.S. Marshall Plan, aimed at rebuilding Europe after WWII. Government spending so far has been aimed at disaster relief, new security measures, and airline industry aid, while more is likely on the way.

Outlook - Since September 11, the investment community has advocated a great degree of caution with regard to the stock market's prospects. Many experienced investors and strategists have pointed out that corporate profits remain weak, that there are no guarantees with regard to fiscal and monetary stimulus, and that the current downturn may prove difficult to reverse since it was driven by poor capital investment. We agree with such rationale on all counts.

At Delaware Investments, we also believe that when pessimism and uncertainty are high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. We think a dose of caution is always healthy for investors. But a pessimistic market outlook is best reserved for times such as March of 2000, when interest rates were peaking and stocks reached all-time highs that left them overvalued, in our view, by all respectable measures. At that point, pessimism made sense.

This autumn's stock market rebound likely cannot continue unabated. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. Yet when it comes to long-term growth prospects, we view the current environment as clearly a time for optimism. In our opinion, investment in well-selected common stocks remains a sound strategy for investors looking to protect and enhance their capital over the long term. We are hopeful that this autumn marked the start of strong future performance.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

/s/ Charles E. Haldeman, Jr.             /s/ David K. Downes
-----------------------------            --------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

Portfolio Management Reviews
----------------------------

Delaware Retirement Income Fund

Your Fund outpaced both its benchmark and its relative Lipper class during the fiscal year ended November 30, 2001. Your Fund returned +3.87% (Class A shares at net asset value with distributions reinvested) while the Lipper Income Funds Average rose +2.53% and the benchmark S&P 500 Index fell -12.21%. We believe that our strategy of seeking dividend-paying stocks helped the Fund outperform its benchmark, as the environment generally favored our strategy.

During our fiscal year, the U.S. economy continued to slow dramatically from its strong pace of one year ago. Earnings disappointments, that began in the technology and telecommunications sectors, reverberated throughout the economy, which was in the midst of recession by our fiscal year end. In an effort to stimulate the economy, the Fed reduced short-term interest rates throughout the year.

The Fund's strong performance can be attributed to careful security selection and a value-oriented investment discipline. We employ a bottom-up approach to selecting a blend of stocks and bonds that we believe are undervalued, relative to the market, and provide strong income potential.

Our strategies changed little during the year. The Fund's equity position has remained well diversified, which we believe may have helped offset some of the market's volatility. The Fund's performance also benefited from our holdings in corporate bonds and an overweight position, versus our benchmark, in cyclically sensitive areas such as basic materials, capital goods, and consumer cyclicals.

We have continued to invest roughly half of the Fund's assets in common stocks, finishing the fiscal year with 50.59% of net assets committed to these securities. Banking, finance, and insurance was the Fund's largest sector among equity investments, accounting for 15.0% of net assets at year-end.

Within the financial sector, we hold a diversified group of large banks and financial services companies. Despite mixed performance in the sector during the period, we held a few stocks that outperformed the market and ultimately had a positive contribution to our overall return. For example, Bank of America trended upward throughout our fiscal year and was a strong performer for the Fund. Among holdings that posted disappointing returns during the year was Mellon Financial.

Our fixed-income holdings included both convertible bonds and convertible preferred stocks, as well as non-convertible corporate bonds. During the year, the high-yield bond market was extremely volatile, but the Merrill Lynch High Yield Bond Index still managed to advance +9.27%. Strong performance among high-yield securities often came from the more highly rated areas of the non-investment grade bond market. Due to the strength found in this part of the market, our largest fixed-income allocations as of November 30, 2001 included bonds rated BB and B by Standard and Poor's.

Like equities, our fixed-income holdings have remained well-diversified. The largest sector allocation among corporate bond holdings was cable, media, and publishing, followed by utilities. We also hold a number of home builders and bonds issued by other companies related to the real estate market, which generally performed well during the past fiscal year.

We have generally maintained fewer holdings in telecommunication bonds than many high-yield indexes because of continued weakness in the sector. However, we do continue to hold a number of high quality telecommunications names among our fixed-income holdings.

We remain patiently optimistic going forward, currently anticipating that the U.S. economy will begin to improve during the first half of 2002. We believe the Fund is positioned to perform well, as the economy rebounds from recession in the months to come, and can provide competitive returns versus its benchmark and peers.

Delaware Small Cap Contrarian Fund

Small-Cap investors had a more pleasant experience during our fiscal year than many equity investors who utilize other styles. This was especially so for small-cap value investors, as the Russell 2000 Value Index gained +18.99% for the fiscal year ended November 30, 2001 and the Lipper Small Cap Value Funds Average gained +20.16%.

Delaware Small Cap Contrarian Fund outgained both its benchmark and Lipper peer group during the same year, posting a +24.42% gain (Class A shares at net asset value with distributions reinvested). We entered the fiscal year having already repositioned the Fund defensively at the outset of the economic slowdown, with increased holdings in sectors such as consumer staples and utilities. Our early defensive repositioning may have helped us to outperform our peers as the year progressed and the economic outlook worsened.

Most of the strong performance displayed by small-cap stocks came during our fiscal year's first half, while the third calendar quarter of 2001 was a particularly challenging period. The reduction in earnings estimates reported by so many companies more than offset any positive benefits expected from the Federal Reserve's historically aggressive reductions in interest rates.

Throughout the year, investors generally migrated out of technology stocks, which often had a positive impact on a variety of other small-cap sectors. By mid-year, we began to look toward early cycle stocks, or those companies that would likely be the first to benefit when an economic recovery begins.

Technology continued to be a poor sector in which to invest throughout the year. The sector was rapidly overbuilt in recent years, to a point where the demand has been far outstripped by supply. We continue to be doubtful that the trend has been corrected.

Small-cap performance was strong in sectors of the economy such as basic industries/capital goods and transportation. Among our positive performers from these sectors was Ball, a maker of beverage cans, whose stock rose by greater than 50% during our fiscal year. Pactiv, the maker of Hefty brand trash bags, also made gains during the year. Jacobs Engineering Group, a California-based engineering and construction group, did particularly well during the year's first two quarters.

Another sector that performed well, despite its recent history, was consumer services. Over the past several years, consumers have been purchasing big-ticket items, including real estate and automobiles. However, that trend began to turn as technology investments began collapsing. High-end real estate markets on the West Coast were particularly hard hit and the events of September 11 only served to accelerate the trend.

During our fiscal first half, real estate investment trusts (REITs) were among the poorest performers in the Fund. Subsequent to September 11, we took positions in two REITs -- Mack-Cali Realty and Reckson Associates -- which have commercial inventory in New Jersey. The attack on the World Trade Center wiped out 20-25 million square feet of office space in one day, and we believe that some real estate companies will benefit in the long term.

After September 11, we added to our aerospace and defense sector, as valuations became attractive. Alliant Techsystems, which manufactures parts used by the U.S. space shuttle, was among these stocks. We are optimistic about Alliant Techsystems' prospects in 2002. We also added L-3 Communications Holdings, which operates in electronic defense. While L-3 generally had a tough year last year -especially in the second and third quarters - the company's outlook brightened in the wake of September 11.

Going forward, we are optimistic that, by the end of the second quarter of 2002, we will begin seeing concrete evidence of economic recovery. One of the positive outcomes of a market contraction is that greater amounts of equities become available at excellent prices, benefiting both your Fund and value investors in general over the long term. Over the next year, we anticipate your Fund will remain positioned in a way that's similar to its current sector weightings. We will continue to seek out undervalued companies with good liquidity in our efforts to provide strong long-term performance in Delaware Small Cap Contrarian Fund.

Delaware Retirement Income Fund
-------------------------------

Fund Objective
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.

Total Fund Net Assets
As of November 30, 2001
$3.27 million

Number of Holdings
As of November 30, 2001
157

Your Fund Managers

Peter C. Andersen received a Master's degree in finance from Harvard University and a Master's degree in physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.

Jude T. Driscoll is Executive Vice President/Head of Fixed Income at Delaware Investments. Prior to joining Delaware in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed Income at Conseco Capital Management, where he managed bank loan, high-yield, and general insurance portfolios.

Delaware Small Cap Contrarian Fund
----------------------------------

Fund Objective
The Fund seeks long-term capital appreciation.

Total Fund Net Assets
As of November 30, 2001
$2.89 million

Number of Holdings
As of November 30, 2001
98

Your Fund Managers

Christopher S. Beck has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Prior to joining Delaware in May 1997, he managed the small cap value fund for two years at Pitcairn Trust Company. He is currently senior portfolio manager of Delaware Small Cap Value Fund.

Andrea Giles has primary responsibility for making day-to-day investment decisions for the Fund. Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Performance Summary*

Average Annual Total Returns
For the period ended November 30, 2001
                                                Lifetime**          One Year
Delaware Retirement Income Fund*
Class A (Est. 12/2/96)
     Excluding Sales Charge                      +10.28%             +3.87%
     Including Sales Charge                       +8.98%             -2.15%
Institutional Class (Est. 12/2/96)               +10.29%             +3.87%

Lipper Income Funds
     Average (96 funds)                           +6.82%              +2.53%
Standard & Poor's 500 Index                      +10.70%             -12.21%

Delaware Small Cap Contrarian Fund*
Class A (Est. 12/29/98)
     Excluding Sales Charge                      +13.42%             +24.42%
     Including Sales Charge                      +11.14%             +17.32%
Institutional Class (Est. 12/29/98)              +13.42%             +24.42%

Lipper Small-Cap Value
         Funds Average (295 Funds)               +11.38%             +20.16%
Russell 2000 Index                                +4.44%              +4.82%
Russell 2000 Value Index                          +9.41%             +18.99%

The Institutional class and Class A share results shown above assumes reinvestment of all distributions. Class A returns are based on net asset value and, where indicated, a 5.75% maximum front-end sales charge. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. Class B and C shares were not offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper categories represent the average return of specific mutual funds tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2,000 U.S. companies with small market capitalizations. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of both Funds during the periods shown. Performance would have been lower had the expense limitation not been in effect. The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This report is for the information of Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund shareholders. The current prospectuses for the Funds set forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Funds' current Statements of Additional Information.

*Please see the following pages for line graphs on each Fund's performance since inception.
**Lifetime returns for the S&P 500 Index and the Lipper Income Funds Average assumes a start date of December 31, 1996. The lifetime returns for the Lipper Small-Cap Value Funds Average, Russell 2000 Index, and Russell 2000 Value Index assumes a start date of December 31, 1998.

Performance of a $10,000 Investment - Delaware Retirement Income Fund December 2, 1996 (Fund inception) through November 30, 2001



                                [CHART OMITTED]



                        Delaware Retirement
                      Income Fund - Class A
        Date                  Shares                  S&P 500 Index
     11/29/1996              $ 9,425                    $10,000
     11/30/1997              $13,034                    $12,581
     11/30/1998              $13,323                    $15,892
     11/30/1999              $13,742                    $19,214
     11/30/2000              $14,795                    $18,403
     11/30/2001              $15,368                    $16,154


Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of a $10,000 Investment - Delaware Small Cap Contrarian Fund December 29, 1998 (Fund inception) through November 30, 2001





                                [CHART OMITTED]




                 Delaware Small Cap
                 Contrarian Fund -                                Russell 2000
                  Class A shares          Russell 2000 Index      Value Index
12/29/1998           $9,425                      N/A                   N/A
12/31/1998           $9,825                    $10,000               $10,000
05/31/1999           $10,745                   $10,456               $10,158
11/30/1999           $9,902                    $10,893               $ 9,557
05/31/2000           $10,574                   $11,492               $10,131
11/30/2000           $10,947                   $10,829               $10,923
05/31/2001           $13,400                   $12,146               $13,110
11/30/2001           $13,620                   $11,351               $13,006


Chart assumes $10,000 invested on December 29, 1998 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 2000 Index and the Russell 2000 Value Index at that month's end, December 31, 1998. After December 31, 1998, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2,000 small U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets


DELAWARE RETIREMENT INCOME FUND
-------------------------------

November 30, 2001
                                                        Number of         Market
                                                         Shares           Value
Common Stock- 50.59%
Automobiles & Automotive Parts - 0.58%
Ford Motor                                                1,000         $ 18,940
                                                                        --------
                                                                          18,940
                                                                        --------
Banking, Finance & Insurance - 15.00%
Bank of America                                           1,018           62,485
Capital Automotive                                        4,000           74,400
Crescent Real Estate Equities                             2,900           50,460
Fleet Boston Financial                                    1,632           59,976
Istar Financial                                           3,500           88,760
JP Morgan Chase                                             900           33,948
Mellon Financial                                          1,700           63,563
St. Paul                                                  1,200           56,496
                                                                        --------
                                                                         490,088
                                                                        --------
Chemicals - 1.85%
Rohm & Haas                                               1,700           60,350
                                                                        --------
                                                                          60,350
                                                                        --------
Computers & Technology - 2.03%
Pitney Bowes                                              1,600           66,368
                                                                        --------
                                                                          66,368
                                                                        --------
Consumer Products - 4.07%
Clorox                                                    1,300           51,376
Kimberly-Clark                                            1,400           81,438
                                                                        --------
                                                                         132,814
                                                                        --------
Electronics & Electrical Equipment - 1.99%
Emerson Electric                                          1,200           64,872
                                                                        --------
                                                                          64,872
                                                                        --------
Energy - 2.94%
ChevronTexaco                                               600           51,006
ExxonMobil                                                1,200           44,880
                                                                        --------
                                                                          95,886
                                                                        --------
Food, Beverage & Tobacco - 4.73%
Heinz (H.J.)                                              1,500           57,180
PepsiCo                                                   2,000           97,260
                                                                        --------
                                                                         154,440
                                                                        --------
Healthcare & Pharmaceuticals - 1.01%
Abbott Laboratories                                         600           33,000
                                                                        --------
                                                                          33,000
                                                                        --------
Industrial Machinery - 2.45%
Deere & Company                                           2,000           79,980
                                                                        --------
                                                                          79,980
                                                                        --------
Leisure, Lodging & Entertainment - 3.52%
Host Marriott                                             8,000           67,360
Starwood Hotels & Resorts Worldwide                       1,750           47,495
                                                                        --------
                                                                         114,855
                                                                        --------
Mutual Fund - 2.31%
+Gladstone Capital                                        4,700           75,435
                                                                        --------
                                                                          75,435
                                                                        --------

Delaware Retirement Income Fund

                                                        Number of         Market
                                                         Shares           Value
Common Stock (Continued)
Real Estate - 4.53%
Corporate Office Properties                               5,500       $   64,845
Glimcher Realty Trust                                     4,500           83,160
                                                                      ----------
                                                                         148,005
                                                                      ----------
Telecommunications - 1.37%
SBC Communications                                        1,200           44,856
                                                                      ----------
                                                                          44,856
                                                                      ----------
Utilities - 2.21%
Duke Energy                                               2,000           72,300
                                                                      ----------
                                                                          72,300
                                                                      ----------
Total Common Stock (cost $1,549,525)                                  $1,652,189
                                                                      ----------
                                                       Principal
                                                        Amount
Corporate Bonds- 21.28%
Aerospace & Defense - 0.53%
Alliant Techsystems 8.50% 5/15/11                        $5,000            5,325
Atlas Air 10.75% 8/1/05                                   5,000            4,475
BE Aerospace 9.50% 11/1/08                                3,000            2,685
Sequa 9.00% 8/1/09                                        5,000            4,950
                                                                      ----------
                                                                          17,435
                                                                      ----------
Automobiles & Automotive Parts - 0.54%
Advance Stores 144A 10.25% 4/15/08                        5,000            5,125
American Axle & Manufacturing 9.75% 3/1/09                7,000            7,385
Delco Remy International 11.00% 5/1/09                    5,000            5,175
                                                                      ----------
                                                                          17,685
                                                                      ----------
Banking, Finance & Insurance - 0.42%
Fairfax Financial Holdings 7.75% 12/15/03                 5,000            4,546
Finova Group 7.50% 11/15/09                              10,000            3,600
Sovereign Bancorp 10.50% 11/15/06                         5,000            5,525
                                                                      ----------
                                                                          13,671
                                                                      ----------
Cable, Media & Publishing - 3.32%
Adelphia Communications 10.25% 11/1/06                   20,000           20,749
Advanstar Communications 12.00% 2/15/11                   8,000            5,480
++Charter Communications Holdings 11.75% 5/15/11         30,000           19,349
++Coaxial LLC 12.875% 8/15/08                             7,000            5,215
CSC Holdings 9.875% 2/15/13                              10,000           10,737
Echostar DBS 9.375% 2/1/09                                9,000            9,518
++Insight Communications 12.25% 2/15/11                   5,000            3,025
Insight Midwest 10.50% 11/1/10                            5,000            5,488
++International Cabletel - B 11.50% 2/1/06                5,000            1,875
Media Broadband 144A 11.00% 7/15/13                       5,000            5,550
Paxson Communication 144A 10.75% 7/15/08                  5,000            5,313
Rogers Cablesystems 10.00% 3/15/05                        9,000            9,855
Telewest Communications 11.25% 11/1/08                    7,000            5,845
                                                                      ----------
                                                                         107,999
                                                                      ----------

Delaware Retirement Income Fund

                                                        Principal         Market
                                                         Amount           Value
Corporate Bonds (Continued)
Chemicals - 0.94%
Avecia Group PLC 11.00% 7/1/09                          $ 7,000          $ 6,790
IMC Global 6.55% 1/15/05                                  9,000            8,517
ISP Chemco 144A 10.25% 7/1/11                             5,000            5,150
Lyondell Chemical 144A 9.50% 12/15/08                     5,000            5,031
MacDermid 9.125% 7/15/11                                  5,000            5,200
                                                                         -------
                                                                          30,688
                                                                         -------
Computers & Technology - 0.17%
Asat Finance LLC 12.50% 11/1/06                           7,800            5,538
                                                                         -------
                                                                           5,538
                                                                         -------
Consumer Products - 0.54%
American Greetings
    11.75% 7/15/08                                        3,000            3,030
    6.10% 8/1/28                                          5,000            4,162
Petco Animal 144A 10.75% 11/1/11                          5,000            5,237
Salton 12.25% 4/15/08                                     5,000            5,050
                                                                         -------
                                                                          17,479
                                                                         -------
Electronics & Electrical Equipment - 0.24%
Chippac International 12.75% 8/1/09                       5,000            4,650
Flextronics International 9.875% 7/1/10                   3,000            3,255
                                                                         -------
                                                                           7,905
                                                                         -------
Energy - 1.45%
Chesapeake Energy 144A 8.125% 4/1/11                      5,000            4,950
Denbury Management 9.00% 3/1/08                           3,000            2,820
Denbury Resources 144A 9.00% 3/1/08                       5,000            4,700
Grant Prideco 9.625% 12/1/07                             10,000            9,950
Midland Funding II 11.75% 7/23/05                        12,000           13,215
++Universal Compression 9.875% 2/15/08                    5,000            4,656
Westgroup Resources 144A 8.25% 11/1/11                    7,000            7,193
                                                                         -------
                                                                          47,484
                                                                         -------
Food, Beverage & Tobacco - 1.52%
Cott 9.375% 7/1/05                                       10,000           10,200
Del Monte 9.25% 5/15/11                                   5,000            5,338
DiGiorgio 10.00% 6/15/07                                  9,000            8,876
Dimon Inc 144A 9.625% 10/15/11                            5,000            5,250
Fleming Companies 10.625% 7/31/07                         5,000            5,025
Marsh Supermarket 8.875% 8/1/07                           5,000            5,081
National Wine & Spirits 10.125% 1/15/09                   5,000            5,125
Perkins Family Restaurant 10.125% 12/15/07                5,000            4,900
                                                                         -------
                                                                          49,795
                                                                         -------
Healthcare & Pharmaceuticals - 1.89%
Amerisource Bergen 144A 8.125% 9/1/08                    15,000           16,069
Davita 9.25% 4/15/11                                      6,000            6,360
Fresensius Medical Care TOPrS 9.00% 12/1/06                  12           12,420
Healthsouth 8.50% 2/1/08                                 12,000           12,750
Magellan Health 144A 9.375% 11/15/07                      5,000            5,350
Stewart Enterprises 10.75% 7/1/08                         5,000            5,500
Triad Hospitals 8.75% 5/1/09                              3,000            3,255
                                                                         -------
                                                                          61,704
                                                                         -------

Delaware Retirement Income Fund

                                                        Principal         Market
                                                         Amount           Value
Corporate Bonds (Continued)
Home Builders - 0.48%
Beazer Homes USA 8.875% 4/1/08                          $ 5,000          $ 5,200
Lennear  9.95% 5/1/10                                     5,000            5,488
Ryland Group 8.00% 8/15/06                                5,000            5,050
                                                                         -------
                                                                          15,738
                                                                         -------
Industrial Machinery - 0.23%
Briggs & Stratton 8.875% 3/15/11                          7,000            7,438
                                                                         -------
                                                                           7,438
                                                                         -------
Leisure, Lodging & Entertainment - 1.75%
Alliance Gaming 10.00% 8/1/07                             5,000            5,225
Argosy Gaming 9.00% 9/1/11                                5,000            5,388
Bally Total Fitness 9.875% 10/15/07                       7,000            7,244
Extended Stay America 9.875% 6/15/11                      5,000            5,200
Host Marriott 9.25% 10/1/07                               2,000            2,005
La Quinta Inns
   7.25% 3/15/04                                          2,000            1,965
   7.40% 9/15/05                                          5,000            4,838
Mohegan Tribal Gaming 8.375% 7/1/11                       7,000            7,393
Park Place Entertainment 9.375% 2/15/07                   8,000            8,499
++Premier Parks 10.00% 4/1/08                             5,000            4,288
Six Flags Entertainment 8.875% 4/1/06                     5,000            5,025
                                                                         -------
                                                                          57,070
                                                                         -------
Metals & Mining - 0.24%
Luscar Coal 144A 9.75% 10/15/11                           5,000            5,425
WCI Steel 10.00% 12/1/04                                  5,000            2,525
                                                                         -------
                                                                           7,950
                                                                         -------
Packaging & Containers - 0.45%
AEP Industries 9.875% 11/15/07                            5,000            4,775
Plastipak Holdings 144A 10.75% 9/1/11                     5,000            5,375
Portola Packaging 10.75% 10/1/05                          5,000            4,625
                                                                         -------
                                                                          14,775
                                                                         -------
Paper & Forest Products - 0.07%
Pacifica Papers 10.00% 3/15/09                            2,000            2,183
                                                                         -------
                                                                           2,183
                                                                         -------
Reit - 0.42%
Health Care REIT 7.50% 8/15/07                            9,000            9,097
Nationwide Health Properties 7.06% 12/5/06                5,000            4,708
                                                                         -------
                                                                          13,805
                                                                         -------
Retail - 0.82%
Gap 144A 8.80% 12/15/08                                   8,000            8,407
J Crew Operating 10.375% 10/15/07                         7,000            5,880
Office Depot 10.00% 7/15/08                               7,000            7,648
Saks 7.00% 7/15/04                                        5,000            4,725
                                                                         -------
                                                                          26,660
                                                                         -------
Other  - 0.71%
Allied Waste NA 8.50% 12/1/08                            16,000           16,280
++Russian Federation 144A 5.00% 3/31/30                  13,000            6,955
                                                                         -------
                                                                          23,235
                                                                         -------

Delaware Retirement Income Fund

                                                      Principal           Market
                                                        Amount            Value

Corporate Bonds (Continued)
Technology - 0.33%
Fairchild Semiconductor 10.375% 10/1/07                 $ 5,000         $  5,300
Seagate Technologies 144A 12.50% 11/15/07                 5,000            5,525
                                                                        --------
                                                                          10,825
                                                                        --------
Telecommunications - 1.67%
++Allegiance Telecom 11.75% 2/15/08                       5,000            2,325
American Tower 9.375% 2/1/09                              8,000            6,840
++Crown Castle International 10.375% 5/15/11              5,000            3,275
Dobson Communications 10.875% 7/1/10                      5,000            5,450
++Level 3 Communications 10.50% 12/1/08                   5,000            1,525
Mcleodusa 9.25% 7/15/07                                   5,000              725
Nextel Communications
   9.375% 11/15/09                                       10,000            8,300
   ++9.75% 10/31/07                                       8,000            6,020
Rogers Wireless 9.625% 5/1/11                             5,000            5,263
++SBA Communications 12.00% 3/1/08                        5,000            3,875
++Telecorp PCS 11.625% 4/15/09                            5,000            4,425
Time Warner Telecom 10.125% 2/1/11                        5,000            4,175
Williams Communication 11.70% 8/1/08                      5,000            2,325
                                                                        --------
                                                                          54,523
                                                                        --------
Textile & Apparel  - 0.13%
Levi Strauss 11.625% 1/15/08                              5,000            4,275
                                                                        --------
                                                                           4,275
                                                                        --------
Transportation & Shipping - 0.33%
Kansas City Southern Railway 9.50% 10/1/08                5,000            5,425
Teekay Shipping 8.875% 7/15/11                            5,000            5,213
                                                                        --------
                                                                          10,638
                                                                        --------
Utilities - 2.09%
AES 10.25% 7/15/06                                        5,000            4,925
Avista 9.75% 6/1/08                                       5,000            5,311
Beaver Valley Funding 9.00% 6/1/17                        5,000            5,606
Calpine 8.625% 8/15/10                                    8,000            8,032
CMS Energy 8.90% 7/15/08                                 15,000           15,672
Kansas Gas & Electric 6.20% 1/15/06                       5,000            4,714
Mission Energy 144A 13.50% 7/15/08                        5,000            5,750
Orion Power 12.00% 5/1/10                                 4,000            4,880
Sesi, LLC 8.875% 5/15/11                                  9,000            8,640
Western Resources 6.875% 8/1/04                           5,000            4,854
                                                                        --------
                                                                          68,384
                                                                        --------
Total Corporate Bonds (cost $682,347)                                    694,882
                                                                        --------

Convertible Bonds- 16.76%
Automobiles & Automotive Parts - 1.88%
Magna International 4.875% 2/15/05                       60,000           61,500
                                                                        --------
                                                                          61,500
                                                                        --------
Banking, Finance & Insurance - 2.03%
Bell Atlantic Financial Services 144A 5.75% 4/1/03       65,000           66,198
                                                                        --------
                                                                          66,198
                                                                        --------
Cable, Media & Publishing - 1.54%
World Color Press 6.00% 10/1/07                          50,000           50,188
                                                                        --------
                                                                          50,188
                                                                        --------

Delaware Retirement Income Fund

                                                      Principal           Market
                                                        Amount            Value

Convertible Bonds (Continued)
Computers & Technology - 3.23%
Siebel Systems 5.50% 9/15/06                           $ 85,000         $105,420
                                                                        --------
                                                                         105,420
                                                                        --------
Industrial Machinery - 6.97%
Mail-Well 5.00% 11/1/02                                 100,000           92,500
Mascotech 4.50% 12/15/03                                 90,000           73,800
Thermo Fibertek 4.50% 7/15/04                            65,000           61,263
                                                                        --------
                                                                         227,563
                                                                        --------
Telecommunications - 1.11%
Clear Channel Communications 1.50% 12/1/02               30,000           29,325
Level 3 Communications 6.00% 9/15/09                     20,000            6,925
                                                                        --------
                                                                          36,250
                                                                        --------
Total Convertible Bonds (cost $540,650)                                  547,119
                                                                        --------
                                                       Number of
                                                         Shares
Convertible Preferred Stock- 7.76%
Aerospace & Defense - 2.26%
Northrop Grumman 7.25%                                      700           74,130
                                                                        --------
                                                                          74,130
                                                                        --------
Buildings & Materials - 1.17%
Georgia-Pacific PEPS Units                                1,100           38,346
                                                                        --------
                                                                          38,346
                                                                        --------
Miscellaneous - 0.23%
Intermedia Commmunications Preferred PIK                     70            7,473
                                                                        --------
                                                                           7,473
                                                                        --------
Telecommunications - 1.90%
Cox Communications 7.00%                                  1,200           61,992
                                                                        --------
                                                                          61,992
                                                                        --------
Transportation - 2.20%
Union Pacific Capital Trust 6.25%                           400           19,150
Union Pacific Capital Trust 144A TIDES 6.25%              1,100           52,663
                                                                        --------
                                                                          71,813
                                                                        --------
Total Convertible Preferred Stock (cost $265,255)                        253,754
                                                                        --------

                                                        Principal
                                                         Amount
Repurchase Agreements - 1.93%
With BNP Paribas 2.10% 12/3/01
(dated 11/30/01, collateralized by $1,000
U.S.Treasury Notes 6.50% due 2/28/02, market
value $1,202 and $8,000 U.S.Treasury Notes
6.625% due 5/31/02, market value $8,472 and $6,000
U.S. Treasury Notes 6.00% due 9/30/02, market
value $6,467)                                          $ 15,800           15,800
With Cantor Fitzgerald 2.10% 12/3/01
(dated 11/30/01, collateralized by $3,000
U.S. Treasury Notes 4.625% due 2/28/03, market
value $3,222 and $12,000 U.S. Treasury
Notes 5.25% due 8/15/03, market value
$12,897)                                                 15,800           15,800

Delaware Retirement Income Fund


                                                      Principal          Market
                                                        Amount           Value

Repurchase Agreement (Continued)
With J. P. Morgan Chase 2.07% 12/3/01
(dated 11/30/01, collateralized by $15,000
U.S. Treasury Bills due 2/28/02, market
value $15,364).                                        $ 15,000      $   15,000

With UBS Warburg 2.11%% 12/3/01
(dated 11/30/01, collateralized by $16,000
U.S. Treasury Notes 5.125% due 12/31/02, market
value $16,761)                                           16,400          16,400
                                                                     ----------
Total Repurchase Agreements
(cost $63,000)                                                           63,000
                                                                     ----------

Total Market Value of Securities - 98.32%
   (cost $3,100,777)                                                  3,210,944

Receivables and Other Assets Net of Liabilities - 1.68%                  54,524
                                                                     ----------
Net Assets Applicable to 353,958 Shares Outstanding - 100.00%        $3,265,468
                                                                     ----------
Net Asset Value - Delaware Retirement Income Fund A Class
($16.02 / 1.736 Shares)                                                   $9.23
                                                                          =====
Net Asset Value - Delaware Retirement Income Fund Institutional Class
($3,265,452 / 353,956 Shares)                                             $9.23
                                                                          =====

-------------------------------------------------------------------
+Non-income producing security for the year ended November 30, 2001. ++ Zero coupon bond. The interest rate shown is the step-up rate.
PEPS - Participating Equity Preferred Shares
PIK - Pay in Kind
REIT - Real Estate Investment Trust
TIDES - Term Income Deferred Equity Securities
TOPrS - Trust Originated Preferred Security

Components of Net Assets at November 30, 2001:
Shares of beneficial interest (unlimited authorization - no par)     $3,115,320
Undistributed net investment income                                     134,944
Accumulated net realized loss on investments                            (94,963)
Net unrealized appreciation of investments                              110,167
                                                                     ----------
Total net assets                                                     $3,265,468
                                                                     ==========
Net Asset Value and Offering Price per Share -
Delaware Retirement Income Fund
Net asset value A Class (A)                                               $9.23
Sales charge (5.75% of offering or 6.07% of the amount invested
  per share) (B)                                                           0.56
                                                                          -----
Offering price                                                            $9.79
                                                                          -----
-------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)   See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of Net Assets


DELAWARE SMALL CAP CONTRARIAN FUND
----------------------------------

November 30, 2001
                                                    Number of             Market
                                                        Shares             Value
Common Stock- 92.16%
Aerospace & Defense - 4.02%
+Alliant Techsystems                                      300            $23,640
+Armor Holdings                                         2,000             46,200
Elbit Systems                                           1,200             21,323
+L-3 Communications Holdings                              300             25,014
                                                                         -------
                                                                         116,177
                                                                         -------
Banking & Finance - 14.39%
Alabama National Bancorp                                1,800             56,250
Associated Banc-Corp                                    1,180             40,439
+Bok Financial                                            618             19,529
Colonial BancGroup                                      2,800             37,100
Community Bank System                                     500             12,750
Compass Bancshares                                      1,700             45,951
Cullen/Frost Bankers                                    1,100             30,965
FNB                                                     1,892             48,246
Hancock Holding                                           400             16,788
Nara Bancorp                                            1,300             21,255
Provident Bankshares                                      630             14,566
Republic Bancorp                                        4,495             60,991
Sovereign Bancorp                                       1,000             11,050
                                                                         -------
                                                                         415,880
                                                                         -------
Basic Industries - 3.89%
Ball                                                      400             27,408
Florida Rock Industries                                   700             21,525
+Pactiv                                                 2,300             40,250
Spartech                                                1,200             23,280
                                                                         -------
                                                                         112,463
                                                                         -------
Buildings & Materials - 0.84%
Lennar                                                    300             11,160
+SPS Technologies                                         400             13,120
                                                                         -------
                                                                          24,280
                                                                         -------
Business Services - 2.29%
+Bell Microproducts                                     1,900             21,014
+Hall, Kinion & Associates                              3,000             21,000
OM Group                                                  400             24,300
                                                                         -------
                                                                          66,314
                                                                         -------
Capital Spending - 2.65%
Cummins Engine                                            600             21,756
Granite Construction                                      550             13,420
+Jacobs Engineering Group                                 600             41,370
                                                                         -------
                                                                          76,546
                                                                         -------
Consumer Durables - 4.28%
+Applica                                                2,300             18,285
Ethan Allen Interiors                                     600             22,128
+Furniture Brands International                         1,000             26,250
Harman International                                      700             29,869
LA-Z-Boy                                                1,300             27,300
                                                                         -------
                                                                         123,832
                                                                         -------
Consumer Services - 2.17%
Advanced Marketing Services                             2,300             39,215
+Smart & Final                                          2,300             23,437
                                                                         -------
                                                                          62,652
                                                                         -------

Delaware Small Cap Contrarian Fund


                                                   Number of              Market
                                                       Shares              Value
Common Stock (Continued)
Electronics & Electrical Equipment - 2.66%
Ametek                                                  1,200            $34,620
+Recoton                                                1,500             20,100
Richardson Electronics                                  1,200             14,340
+Wesco International                                    1,700              7,735
                                                                         -------
                                                                          76,795
                                                                         -------
Energy - 2.66%
+Cal Dive International                                 1,100             23,518
+Covanta Energy                                         1,500             16,125
Ocean Energy                                            2,100             37,212
                                                                         -------
                                                                          76,855
                                                                         -------
Food, Beverage & Tobacco - 5.76%
Bunge Limited                                           2,300             44,505
+Constellation Brands                                     800             30,320
International Multifoods                                1,800             41,076
McCormick and Company                                     700             30,100
+Ralcorp Holdings                                       1,000             20,450
                                                                         -------
                                                                         166,451
                                                                         -------
Healthcare & Pharmaceuticals - 3.64%
+Beverly Enterprises                                    3,300             30,030
Cooper Companies                                          600             26,460
+Orthodontic Centers of America                           900             25,416
+Orthofix International                                   700             23,345
                                                                         -------
                                                                         105,251
                                                                         -------
Industrial Machinery - 3.08%
+Gardner Denver                                         1,900             41,230
+Global Power Equipment Group                           1,500             21,585
Graco                                                     750             26,100
                                                                         -------
                                                                          88,915
                                                                         -------
Insurance - 6.00%
Erie Indemnity Company                                    700             26,040
Everest Re Group                                          500             35,725
Mercury General                                         1,000             43,750
RenaissanceRe Holdings                                    400             39,524
+Willis Group Holdings                                  1,200             28,416
                                                                         -------
                                                                         173,455
                                                                         -------
Leisure, Lodging & Entertainment - 3.27%
+Jack in the Box                                          800             20,704
+Rare Hospitality International                         1,400             27,510
+Steiner Leisure                                          800             15,312
+The Steak 'N Shake Company                             2,900             30,885
                                                                         -------
                                                                          94,411
                                                                         -------
Metals & Mining - 0.87%
Century Aluminum                                        2,000             25,000
                                                                         -------
                                                                          25,000
                                                                         -------
REITs - 6.89%
AMB Property                                              800             20,400
Chateau Communities                                     1,100             33,275
Mack-Cali Realty                                          700             20,510
Pan Pacific Retail Properties                           1,100             29,359
Prentiss Properties Trust                               1,800             47,592
Reckson Associates Realty                               1,200             26,832
SL Green Realty                                           700             21,210
                                                                         -------
                                                                         199,178
                                                                         -------

Delaware Small Cap Contrarian Fund

                                                    Number of             Market
                                                       Shares              Value
Common Stock (Continued)
Retail - 7.87%
+Barnes & Noble                                         1,200            $37,080
+Bebe Stores                                            1,500             27,735
Fred's                                                  1,675             55,593
+Gymboree                                               2,100             24,675
Movado Group                                            1,800             33,300
+Oakley                                                 1,100             14,355
+Take-Two Interactive Software                          2,500             34,850
                                                                       ---------
                                                                         227,588
                                                                       ---------
Technology - 5.98%
+International Rectifier                                  600             20,076
+Mercury Computer Systems                                 500             23,080
+Merix                                                    800             14,944
+Pemstar                                                1,100             16,643
+Photon Dynamics                                          600             23,478
+Photronics                                               600             15,936
+Plexus                                                   900             27,135
Symbol Technologies                                     1,100             18,282
+Veeco Instruments                                        400             13,164
                                                                       ---------
                                                                         172,738
                                                                       ---------
Telecommunications - 0.91%
+Anixter International                                    500             14,385
+Artesyn Technologies                                   1,500             11,850
                                                                       ---------
                                                                          26,235
                                                                       ---------
Transportation - 5.95%
Alexander & Baldwin                                     1,800             43,290
+Arkansas Best                                          1,300             31,746
Roadway                                                 1,000             29,720
USFreightways                                             900             30,618
+Yellow                                                 1,500             36,675
                                                                       ---------
                                                                         172,049
                                                                       ---------
Transportation & Shipping - 0.20%
UTI  Worldwide                                            400              5,800
                                                                       ---------
                                                                           5,800
                                                                       ---------
Utilities - 1.89%
Great Plains Energy                                     1,100             26,411
Scana                                                   1,047             28,290
                                                                       ---------
                                                                          54,701
                                                                       ---------
Total Common Stock (cost $2,233,722)                                   2,663,566
                                                                       ---------

Delaware Small Cap Contrarian Fund

                                                                                Principal           Market
                                                                                   Amount            Value
                                                                                ---------           ------
Repurchase Agreements - 7.89%
With BNP Paribas 2.10% 12/3/01
(dated 11/30/01, collateralized by $30,000
U.S.Treasury Notes 6.50% due 2/28/02, market
value $30,661 and $23,000 U.S.Treasury Notes
6.625% due 5/31/02, market value $23,404 and $4,000
U.S. Treasury Notes 6.00% due 9/30/02, market
Value $4,350)                                                                       $57,250          $57,250
With Cantor Fitzgerald 2.10% 12/3/01
(dated 11/30/01, collateralized by $11,000
U.S. Treasury Notes 4.625% due 2/28/03, market
value $11,662 and $44,000 U.S. Treasury
Notes 5.25% due 8/15/03, market value
$46,675)                                                                             57,000           57,000
With J. P. Morgan Chase 2.07% 12/3/01
(dated 11/30/01, collateralized by $56,000
U.S. Treasury Bills due 2/28/02, market
value $55,601).                                                                      54,500           54,500
With UBS Warburg 2.11%% 12/3/01
(dated 11/30/01, collateralized by $58,000
U.S. Treasury Notes 5.125% due 12/31/02, market
value $60,657)
                                                                                     59,250           59,250
                                                                                                  ----------
Total Repurchase Agreements (cost $228,000)                                                          228,000
                                                                                                  ----------


Total Market Value of Securities - 100.05%
   (cost $2,461,722)                                                                               2,891,566

Liabilities Net of Receivables and Other Assets - (0.05%)                                             (1,415)
                                                                                                  ----------

Net Assets Applicable to 259,679 Shares Outstanding - 100.00%                                     $2,890,151
                                                                                                  ----------
Net Asset Value - Delaware Small Cap Contrarian Fund  Class A
($29.82 / 2.680 Shares)                                                                               $11.13
                                                                                                      ======
Net Asset Value - Delaware Small Cap Contrarian Fund Institutional Class
($2,890,121 / 259,676 Shares)                                                                         $11.13
                                                                                                      ======

----------------------
+Non-income producing security for the year ended November 30, 2001. REIT - Real Estate Investment Trust

Components of Net Assets at November 30, 2001:
Shares of beneficial interest (unlimited authorization - no par)                                  $2,208,314
Undistributed net investment income                                                                   23,742
Accumulated net realized gain on investments                                                         228,251
Net unrealized appreciation of investments                                                           429,844
                                                                                                  ----------
Total net assets                                                                                  $2,890,151
                                                                                                  ==========
Net Asset Value and Offering Price per Share -
Delaware Small Cap Contrarian Fund
Net asset value Class A (A)                                                                           $11.13
Sales charge (5.75% of offering or 6.11% of the amount invested per share) (B)                          0.68
                                                                                                      ------
Offering price                                                                                        $11.81
                                                                                                      ------

-------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)   See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements of Operations


                                                                                               Delaware           Delaware
                                                                                              Retirement          Small Cap
                                                                                                Income           Contrarian
Year Ended November 30, 2001                                                                     Fund               Fund
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                                                      $ 79,387            $ 38,429
Interest                                                                                         87,802              10,864
                                                                                              ---------           ---------
                                                                                                167,189              49,293
                                                                                              ---------           ---------

Expenses:
Management fees                                                                                  21,197              20,397
Dividend disbursing, transfer agent fees and expenses                                             1,243                 884
Trustees' fees                                                                                      195               1,385
Accounting and administration expenses                                                              585                 421
Reports and statements to shareholders                                                              307                 300
Professional Fees                                                                                   226                 200
Custodian fees                                                                                      381                 183
Registration fees                                                                                   135                 200
Taxes (other than taxes on income)                                                                   18                  10
Other                                                                                               319                 287
                                                                                              ---------           ---------
                                                                                                 24,606              24,267
Less expenses waived or absorbed                                                                      -              (3,633)
Less expenses paid indirectly                                                                      (237)               (246)
                                                                                              ---------           ---------
Total expenses                                                                                   24,369              20,388
                                                                                              ---------           ---------

Net Investment Income                                                                           142,820              28,905
                                                                                              ---------           ---------



Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments                                                         (94,939)            310,485
Net change in unrealized appreciation/depreciation of investments                                75,117             228,709
                                                                                              ---------           ---------

Net Realized and Unrealized Gain (Loss) on Investments                                          (19,822)            539,194
                                                                                              ---------           ---------

Net Increase in Net Assets Resulting from Operations                                          $ 122,998           $ 568,099
                                                                                              =========           =========

                               See accompanying notes

Statements of Changes in Net Assets

                                                                        Delaware Retirement          Delaware Small Cap
                                                                          Income Fund                  Contrarian Fund
                                                                   --------------------------------------------------------

                                                                             Year Ended                   Year Ended

                                                                      11/30/01      11/30/00       11/30/01        11/30/00

Increase (Decrease) in Net Assets from Operations:
Net investment income                                                $ 142,820     $ 132,710        $ 28,905       $ 40,400
Net realized gain (loss) on investments                                (94,939)      109,429         310,485        (82,173)
Net change in unrealized appreciation/depreciation
  of investments                                                        75,117       (13,473)        228,709        262,863
                                                                   ---------------------------------------------------------
Net increase in net assets resulting from operations                   122,998       228,666         568,099        221,090
                                                                   ---------------------------------------------------------


Dividends and Distributions to Shareholders from:
Net investment income:
    Class A                                                                 (1)         (989)              -              -
    Institutional Class                                               (131,124)     (130,426)        (39,100)       (31,765)

Net realized gain on investments:
    Class A                                                                  -          (231)              -              -
    Institutional Class                                               (109,488)      (30,432)              -       (137,413)
                                                                   ---------------------------------------------------------
                                                                      (240,613)     (162,078)        (39,100)      (169,178)
                                                                   ---------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
    Class A                                                                  -             -              15              -
    Institutional Class                                                      -             3               -              4

Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                                  1         1,220               -              -
    Institutional Class                                                240,612       160,858          39,100        169,178
                                                                   ---------------------------------------------------------
                                                                       240,613       162,081          39,115        169,182
                                                                   ---------------------------------------------------------
Cost of shares repurchased:
    Class A                                                            (25,256)            -               -              -
    Institutional Class                                                 (1,565)       (6,015)              -              -
                                                                   ---------------------------------------------------------
                                                                       (26,821)       (6,015)              -              -
                                                                   ---------------------------------------------------------
Increase in net assets derived from capital share
    transactions                                                       213,792       156,066          39,115        169,182
                                                                   ---------------------------------------------------------

Net Increase in Net Assets                                              96,177       222,654         568,114        221,094

Net Assets:
Beginning of period                                                  3,169,291     2,946,637       2,322,037      2,100,943
                                                                   ---------------------------------------------------------
End of period                                                      $ 3,265,468   $ 3,169,291     $ 2,890,151    $ 2,322,037
                                                                   =========================================================

                             See accompanying notes

Financial Highlights





Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Retirement Income Fund Class A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     12/02/96(1)
                                                                                           Year Ended                      To
                                                                   11/30/01    11/30/00     11/30/99     11/30/98      11/30/97
                                                                   --------------------------------------------------------------

Net asset value, beginning of period                                $ 9.600     $ 9.430     $ 10.160     $ 11.700       $  8.500

Income (loss) from investment operations:
     Net investment income(2)                                         0.405       0.403        0.431        0.632          0.558
     Net realized and unrealized gain (loss) on investments          (0.041)      0.285       (0.156)      (0.402)         2.685
                                                                   --------   ---------    ---------     --------    -----------
     Total from investment operations                                 0.364       0.688        0.275        0.230          3.243
                                                                   --------   ---------    ---------     --------    -----------

Less dividends and distributions from:
     Net investment income                                           (0.400)     (0.420)      (0.620)      (0.570)        (0.043)
     Net realized gain on investments                                (0.334)     (0.098)      (0.385)      (1.200)             -
                                                                   --------   ---------    ---------     --------    -----------
     Total dividends and distributions                               (0.734)     (0.518)      (1.005)      (1.770)        (0.043)
                                                                   --------   ---------    ---------     --------    -----------

Net asset value, end of period                                      $ 9.230     $ 9.600     $  9.430     $ 10.160       $ 11.700
                                                                   ========   =========    =========     ========    ===========

Total return(3)                                                       3.87%       7.66%        3.14%        2.22%         38.31%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                        $     -     $    24     $     22     $     23       $      9
     Ratio of expenses to average net assets                          0.75%       0.75%        0.75%        0.75%          0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                        1.05%       1.24%        1.17%        1.62%          2.18%
     Ratio of net investment income to average net assets             4.38%       4.22%        4.46%        6.01%          5.48%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly       4.08%       3.73%        4.03%        5.14%          4.05%
     Portfolio turnover                                                 89%         41%          42%          91%           196%

------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


                        See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Retirement Income Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12/02/96(1)
                                                                                             Year Ended                      To
                                                                     11/30/01    11/30/00      11/30/99    11/30/98      11/30/97
                                                                     --------------------------------------------------------------

Net asset value, beginning of period                                  $ 9.600     $ 9.420     $ 10.150     $ 11.690       $  8.500

Income (loss) from investment operations:
     Net investment income(2)                                           0.405       0.403        0.431        0.632          0.558
     Net realized and unrealized gain (loss) on investments            (0.041)      0.295       (0.156)      (0.402)         2.675
                                                                     --------    --------    ---------     --------     ----------
     Total from investment operations                                   0.364       0.698        0.275        0.230          3.233
                                                                     --------    --------    ---------     --------     ----------

Less dividends and distributions from:
     Net investment income                                             (0.400)     (0.420)      (0.620)      (0.570)        (0.043)
     Net realized gain on investments                                  (0.334)     (0.098)      (0.385)      (1.200)             -
                                                                     --------    --------    ---------     --------     ----------
     Total dividends and distributions                                 (0.734)     (0.518)      (1.005)      (1.770)        (0.043)
                                                                     --------    --------    ---------     --------     ----------

Net asset value, end of period                                        $ 9.230     $ 9.600     $  9.420     $ 10.150       $ 11.690
                                                                     ========    ========    =========     ========     ==========

Total return(3)                                                         3.87%       7.78%        3.15%        2.22%         38.19%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                          $ 3,265     $ 3,145     $  2,924     $  2,840       $  2,763
     Ratio of expenses to average net assets                            0.75%       0.75%        0.75%        0.75%          0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                          0.75%       0.94%        0.87%        1.32%          1.88%
     Ratio of net investment income to average net assets               4.38%       4.22%        4.46%        6.01%          5.48%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly         4.38%       4.03%        4.33%        5.44%          4.35%
     Portfolio turnover                                                   89%         41%          42%          91%           196%

--------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


                        See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Small Cap Contrarian Fund A Class
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          12/29/98(1)
                                                                                  Year Ended                   to
                                                                           11/30/01        11/30/00         11/30/99
                                                                         ----------------------------------------------

Net asset value, beginning of period                                       $  9.090          $ 8.930           $ 8.500

Income from investment operations:
     Net investment income(2)                                                 0.111            0.159             0.104
     Net realized and unrealized gain on investments                          2.082            0.720             0.326
                                                                         ----------     ------------      ------------
     Total from investment operations                                         2.193            0.879             0.430
                                                                         ----------     ------------      ------------

Less dividends and distributions from:
     Net investment income                                                   (0.153)          (0.135)                -
     Net realized gain on investments                                             -           (0.584)                -
                                                                         ----------     ------------      ------------
     Total dividends and distributions                                       (0.153)          (0.719)                -
                                                                         ----------     ------------      ------------

Net asset value, end of period                                             $ 11.130          $ 9.090           $ 8.930
                                                                         ==========     ============      ============

Total return(3)                                                              24.42%           10.56%             5.06%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                               $      -          $     -           $     -
     Ratio of expenses to average net assets                                  0.75%            0.75%             0.80%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                1.18%            1.24%             2.14%
     Ratio of net investment income to average net assets                     1.07%            1.81%             1.27%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly               0.63%            1.32%            (0.12%)
     Portfolio turnover                                                         82%             125%               63%

--------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


                       See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Small Cap Contrarian Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          12/29/98(1)
                                                                                     Year Ended                To
                                                                           11/30/01        11/30/00         11/30/99
                                                                         ----------------------------------------------

Net asset value, beginning of period                                       $  9.090          $ 8.930           $ 8.500

Income from investment operations:
     Net investment income(2)                                                 0.111            0.159             0.104
     Net realized and unrealized gain on investments                          2.082            0.720             0.326
                                                                         ----------     ------------      ------------
     Total from investment operations                                         2.193            0.879             0.430
                                                                         ----------     ------------      ------------

Less dividends and distributions from:
     Net investment income                                                   (0.153)          (0.135)                -
     Net realized gain on investments                                             -           (0.584)                -
                                                                         ----------     ------------      ------------
     Total dividends and distributions                                       (0.153)          (0.719)                -
                                                                         ----------     ------------      ------------

Net asset value, end of period                                             $ 11.130          $ 9.090           $ 8.930
                                                                         ==========     ============      ============

Total return(3)                                                              24.42%           10.56%             5.06%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                               $  2,890          $ 2,322           $ 2,101
     Ratio of expenses to average net assets                                  0.75%            0.75%             0.80%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                0.88%            0.94%             1.84%
     Ratio of net investment income to average net assets                     1.07%            1.81%             1.27%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly               0.93%            1.62%             0.18%
     Portfolio turnover                                                         82%             125%               63%

--------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


                       See accompanying notes

Notes to Financial Statements


November 30, 2001

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Retirement Income Fund, Delaware Small Cap Contrarian Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2001, only Class A and Institutional Class have commenced operations.

The investment objective of the Delaware Retirement Income Fund is to seek to provide high current income and the potential for capital appreciation. The investment objective of Delaware Small Cap Contrarian Fund is to seek capital appreciation.


1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting-Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements-Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other-Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and capital gains, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income. The Funds do not amortize premiums or market discounts currently on fixed income securities, but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Funds. Additionally, the above adjustment will have no impact on the Funds distributions which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the year ended November 30, 2001 were as follows:

                                             Delaware             Delaware
                                            Retirement            Small Cap
                                            Income Fund         Contrarian Fund
                                            -----------------------------------
Commission reimbursements                       $75                  $63
Earnings credits                                162                  183



2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Funds's average daily net assets as follows:

                                        Delaware            Delaware
                                       Retirement           Small Cap
                                       Income Fund       Contrarian Fund
                                       ---------------------------------
On the first $500 million                0.65%                0.75%
On the next $500 million                 0.60%                0.70%
On the next $1.5 billion                 0.55%                0.65%
Over $2.5 billion                        0.50%                0.60%

DMC has elected to waive that portion, if any, of the management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, distribution expenses, brokerage commissions and extraordinary expenses, do not exceed 0.75% of each Fund's respective average daily net assets through May 31, 2002.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At November 30, 2001, the Funds had liabilities for such fees and other expenses payable to DMC and affiliates as follows:

                                                Delaware          Delaware
                                               Retirement        Small Cap
                                               Income Fund     Contrarian Fund
                                             ----------------------------------
Investment management fee
  payable to DMC                                 $1,729            $1,764
Dividend disbursing, transfer agent,
  accounting fees and other expenses                443               427
  payable to DSC
Other expenses payable to DMC
  and affiliates                                    749             1,685

Pursuant to the distribution agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected voluntarily to waive such fees at this time.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended November 30, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                              Delaware             Delaware
                             Retirement            Small Cap
                             Income Fund        Contrarian Fund
                           ---------------------------------------
Purchases                    $3,080,922           $2,088,989
Sales                         2,762,946            2,022,208

At November 30, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                          Delaware             Delaware
                                         Retirement           Small Cap
                                         Income Fund        Contrarian Fund
                                      ----------------------------------------
Cost of investments                      $3,103,343           $2,461,894
                                      ========================================
Aggregate unrealized appreciation          $236,592             $746,310
Aggregate unrealized depreciation          (128,991)            (316,638)
                                      ----------------------------------------
Net unrealized appreciation                $107,601             $429,672
                                      ========================================



For federal income tax purposes, the following Funds had accumulated capital losses as of November 30, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                       Delaware             Delaware
                                      Retirement           Small Cap
                                      Income Fund        Contrarian Fund
                                    ---------------------------------------
Expires 2009                           $92,373               $    -
                                    ---------------------------------------


4. Capital Shares
Transactions in capital shares were as follows:

                                         Delaware Retirement          Delaware Small Cap
                                             Income Fund               Contrarian Fund
                                              Year Ended                  Year Ended
                                        11/30/01     11/30/00       11/30/01        11/30/00
                                   ---------------------------------------------------------
Shares sold:
 Class A                                    -            -               2               -
  Institutional Class                       -            -               -               -

Shares issued upon
reinvestment of
dividends and
distributions:
 Class A                                    -          135               -               -
  Institutional Class                  26,325       17,893           4,120          20,261
                                   ----------- ------------ --------------- ---------------
                                       26,325       18,028           4,122          20,261
                                   ----------- ------------ --------------- ---------------

Shares repurchased:
 Class A                              (2,487)            -               -               -
  Institutional Class                   (179)        (620)               -               -
                                   ----------- ------------ --------------- ---------------
                                      (2,666)        (620)               -               -
                                   ----------- ------------ --------------- ---------------
Net increase                           23,659       17,408           4,122          20,261
                                   =========== ============ =============== ===============

5. Lines of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding at November 30, 2001, or at any time during the period.


6. Credit and Market Risk

Delaware Retirement Income Fund may invest 10% of its total net assets in illiquid securities and Delaware Small Cap Contrarian Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware Small Cap Contrarian Fund invests a significant portion of its assets in small and mid-sized companies and may be subject to certain risks associated with ownership of securities of small and mid-sized companies. Investments in small or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence of narrow product lines.

7. Tax Information (unaudited)

The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2001, each Fund designates distributions paid during the year as follows:

                                    (A)
                                 Long-Term                (B)
                                Capital Gain           Ordinary           Total             (C)
                                Distributions           Income         Distributions    Qualifying(1)
                                 Tax Basis           Distributions       Tax Basis        Dividends

Delaware Retirement
Income Fund                         46%                   54%               100%             56%

Delaware Small Cap
Contrarian Fund                      -                   100%               100%             19%

-----------------------------
(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V

We have audited the accompanying statements of net assets of Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund (the "Funds") (each a series of Delaware Group Equity Funds V) as of November 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                            /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
January 4, 2002